Exhibit 10.8

Sales Agency Agreement

This Agreement is entered into between the parties concerned on the basis of equality and mutual benefit to develop business on terms and conditions mutually agreed upon as follows:

1.

Contracting Parties

( ):

Supplier: (hereinafter called “party A”)

IMD

IMD China Co., Ltd.

(Address):

B , 28 12 1-2

1-2 Floor Building 12, No. 28 Yuhua Road, Area B, Beijing Tianzhu Airport Industrial Zone, Beijing, China

( ):

Agent: (hereinafter called “party B”)

Beijing DeHaier Medical Technology Co., Ltd.

(Address):

31 1223

1223 Epoch Center 31 Zizhuyuan Road, Haidian District, Beijing, China

IMD

Beijing DeHaier to act as IMD’s exclusive agent for range of products specified.

2.

Name of device

C

Mobile C-arm X-ray Unit

Model

RADIUS S9/ RADIUS R9

Quantity

50

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, 200 ,

It is mutually agreed that Party B shall undertake to sell not less than USD 2 million of the aforesaid commodity in the duration of this Agreement.

3.

Territory

Mainland of China

4.

Confirmation of Orders

The quantities prices and shipments of the commodities stated in this Agreement shall be confirmed in each transaction, the particulars of which are to be specified in the Sales Confirmation signed by the two parties hereto.

5.

Payment

After confirmation of the order, Beijing Dehaier shall arrange the payment to Party A by check during the required time in the confirm letter so that Party A can get prepared for delivery.

6.

Validity of Agreement

2010 01 01 2011 01 01 1

This Agreement, after its being signed by the parties concerned, shall remain in force for One year from January 1, 2010 (date) to January 1, 2011, (date). If either Party wishes to extend this Agreement, he shall notice, in writing, the other party one month prior to its expiration. The matter shall be decided by the agreement and by consent of the parties hereto. Should either party fail to implement the terms and conditions herein, the other party is entitled to terminate this Agreement.

7.

Other Terms & Conditions

(1)

Party A shall not supply the contracted commodity to any other buyer (s) in the above mentioned territory. Direct enquiries, if any, will be referred to Party B. However, should any

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other buyers wish to deal with Party A directly. Party A may do so.

(2) 50

Should Party B fail to pass on his orders to Party A in a period of … months for a minimum of USD500, 000, Party A shall not bind himself to this Agreement.

(3)

This Agreement shall be subject to the terms and conditions in the Sales Confirmation signed by both parties hereto.

( )

This Agency Agreement is executed in two counterparts each in Chinese and English, each of which shall be deemed equally authentic. This Contract is in one copy effective since being signed/sealed by both parties.

: :

Party A: Party B:

(Signature) (Signature)

Dec. 21, 2009

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